LOAN AGREEMENT

THIS LOAN AGREEMENT is made as of the 21st day of February, 2006.

BETWEEN:

PATRIOT POWER CORP., a body corporate, having an office located at Suite 600, 595 Howe Street, in the City of Vancouver, in the Province of British Columbia, VGC 2T5

(the "Lender")
AND:                                                                                                                    OF THE FIRST PART

 ATOMIC MINERALS LTD., a body corporate, having an office located at Suite 600, 595 Howe Street, in the City of Vancouver, in the Province of British Columbia, V6C 2T5

(the "Borrower")                                                                         OF THE SECOND PART

WHEREAS the Lender, on behalf of the Borrower, has paid US$180,000 directly to Mayan Minerals Ltd. ("Mayan'), as a deposit on 940 mineral claims in Colorado , USA attached hereto as Exhibit I (the "Invoice").

NOW TI-IEREFORE THIS AGREEMENT WITNESS THAT in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties do hereby agree as follows:

ARTICLE 1
INTERPRETATION

1.1     Governing Law
This Agreement shall in all respects be construed in accordance with and governed by the laws of the Province of British Columbia.

1.2     Currency
All statements of, or references to dollar amounts in this Agreement mean lawful currency of the United States of America.

ARTICLE 2
THE LOAN

2.1     Establishment of the loan
The Lender agrees, on the terms and subject to the conditions set forth in this Agreement, to advance by way of Loan to the Borrower the principal amount of US$180,000.

22    Interest
The Borrower shall pay the interest to the Lender as follows - US$ 18,000 and 200,000 shares of Atomic Minerals Ltd

2.3    troavme t of the loxa
The Bormwer shall repay the principal amount of the Loan, and shall pay the interest, on demand.

ARTICLE 32
GENERAL

3.1    Assignament
The Borrower shall not assign this Ag meat or its rat st herein or any part hereof except with the prior written conaetat of the Leader. This Agreement and any interest herein shall be freely assignable by the Lendesr.

3.2    Amendments
Neither this agreement nor any provision hereof may be amended. waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or to rmination is sought

IN WITLESS WHEREOF the Lender and t e Bo rower We executed this Agreement under their corporate seals artd the hands of their proper officers in that behalf as of th e day and year fast shove written.

THB COMMON SEAL of PATRIOT
POWER CORP. was hereunto
affixed in the presence of:

_____________________________

THE COMMON SEAL of ATOMIC
MINERALS LTD. was hereunto
affixed is the presence of:

_____________________________

SCHEDULE "A"

PROMISSORY NOTE

BORROWER:                             ATOMIC MINERALS LTD.

LENDER:                                      PATRIOT POWER CORP.

                                             Suite 600, 595 Howe Street,
                                                                                                                Vancouver, BC, V6C 2T5

AMOUNT:                                                                                            US$180,000

DATE:                                           February 21, 2006

    FOR VALUE RECEIVED, the Borrower promises to pay, on demand, to the Lender at the address set out above, or such other address as the Lender may direct the Borrower in writing, the principal amount of One Hundred and Eighty Thousand United States Dollars (US$180,000) (hereinafter the "principal sum"), together with interest in the amount of Eighteen Thousand United States Dollars (US$18,000) and Two Hundred Thousand shares (200,000) of Atomic Minerals Ltd. (hereinafter collectively the "interest").

    The Borrower shall keep, at its head office, a register of the holder of this promissory note setting forth the name, address and description of the Lender. The Lender will be treated as the owner and holder hereof for all purposes, and the payment to, and receipt of, the Lender, as the case may be, of any of the principal sum or interest payable hereunder shall be a good and sufficient discharge to the Borrower for the same.

    The Borrower hereby waives demand, notice of dishonour and presentment for payment, protest, and notice of protest of this promissory note.

SIGNED, SEALED AND DELIVERED this 21st day of February, 2006 by:

ATOMIC MINERALS LTD.

By:	/s/

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